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                                                                  EXHIBIT 99.(j)



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the incorporation by reference of our report dated February 12, 1999, in this Registration Statement (Form N-1A 33-1312) of HSBC Funds Trust.



                                     ERNST & YOUNG LLP

New York, New York
April 28, 1999